EQ ADVISORS TRUSTSM – TACTICAL MANAGER PORTFOLIOS

SUPPLEMENT DATED AUGUST 18, 2011 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement supersedes and replaces information contained in the Supplement dated August 12, 2011 to the Prospectus dated May 1, 2011, as supplemented, of EQ Advisors Trust (the “Trust”) regarding the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio (“Equity Tactical Manager Portfolios”) and the ATM Core Bond Portfolio and ATM Government Bond Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about a change to the management fees payable by the Equity Tactical Manager Portfolios and litigation involving AXA Equitable Funds Management Group, LLC, (the “Manager”) and its parent, AXA Equitable Life Insurance Company (“AXA Equitable”).

Information Regarding the

AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio

The fee information contained in the second paragraph of the section of the Prospectus “Management of the Trust – Management Fees” is deleted in its entirety and replaced with the following information:

Effective September 1, 2011, the annual contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each of the Equity Tactical Manager Portfolios is: 0.45% of the first $3 billion average net assets; 0.43% on the next $4 billion of average daily net assets; and 0.41% on the average daily net assets thereafter. The ATM Core Bond and ATM Government Bond Portfolio have not operated for a full fiscal year, but their management fee is as follows: 0.45% of the first $4 billion average net assets; 0.43% on the next $4 billion of average daily net assets; and 0.41% on the average daily net assets thereafter.

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Information Regarding the

AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio, and ATM Core Bond Portfolio and ATM Government Bond Portfolio

The section “Management of the Trust” is revised to include the following additional information:

Legal Proceedings Relating to the Manager

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Index; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio (collectively, the “Portfolios”). The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for alleged excessive fees paid to AXA Equitable and the Manager for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid.

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